                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 16, 2001

                               DECISIONLINK, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                    0-17569                  84-1063897
  -----------------           ----------------        -----------------------
   (STATE OR OTHER            (COMMISSION FILE             (IRS EMPLOYER
    JURISDICTION OF                NUMBER)            IDENTIFICATION  NUMBER)
    INCORPORATION)



               1181 GRIER DRIVE, SUITE B, LAS VEGAS, NEVADA 89119
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (702) 361-9873
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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ITEM 5. OTHER EVENTS

     On January 16, 2001, DecisionLink, Inc.'s wholly owned subsidiary, TankLink, LLC, entered into an agreement with NCJV, LLC (a partnership which includes as one of its partners Cornerstone Propane, L.P.) to form TankSat Solutions, LLC ("TankSat"). A copy of the Limited Liability Company Agreement of TankSat is attached hereto as an exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (c)  Exhibits:


EXHIBIT
NUMBER            DESCRIPTION

99.1 Limited Liability Company Agreement of TankSat Solutions, LLC, dated as of January 16, 2001, between NCJV, LLC, and TankLink,
                  LLC, a wholly owned subsidiary of DecisionLink, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, DecisionLink has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  DECISIONLINK, INC.
                                                  Registrant



Dated: February 2, 2001    By:  /S/ GEOFFREY F. HEWITT
                              -----------------------------
                                    Geoffrey F. Hewitt
                                    Chief Executive Officer



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